STATEMENTS OF INCOME - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenue, net of sales discounts	$ 477,045,949	$ 432,891,510	$ 327,254,305
Cost of sales	358,238,703	332,274,788	260,115,893
Gross Profit	118,807,246	100,616,722	67,138,412
Selling, general and administrative expense	49,685,730	38,461,370	29,891,622
Loss from operations	69,121,516	62,155,352	37,246,790
Other income, net	230,692	257,659	1,729,584
Equity in net earnings from investment in joint venture	137,086
Net income	$ 69,489,294	$ 62,413,011	$ 38,976,374
Basic and diluted earnings per share
Basic net income per share	$ 694.89	$ 624.13	$ 389.76
Diluted net income per share	$ 674.92	$ 624.13	$ 389.76
Basic and diluted weighted-average number of shares
Basic weighted average shares outstanding	100,000	100,000	100,000
Diluted weighted average shares outstanding	102,960	100,000	100,000